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                                                                 EXHIBIT 10.16

                        DIRECTOR WORK PRODUCT AGREEMENT




     The undersigned, a member of the Board of Directors of ACCESS Radiology Corporation (the "Company") hereby agrees with the Company as follows:

     If, at any time that I am a member of the Company's Board of Directors, the Company and I shall communicate regarding any invention, modification, discovery, design, development, improvement, process, software program, documentation, formula, data, technique, know-how, secret or other intellectual property (collectively, "Developments") that relates to the business of the Company, all Developments involved in or resulting from such communication shall be the sole property of the Company and its assigns. I agree to take (at the Company's expense) all such actions and execute all such documents, including without limitation applications for and assignments of patents and copyrights, as the Company shall reasonably request to confirm or give effect to the rights of the Company or its assigns hereunder.



                              Agreed:


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                              Date:


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